                                                                    EXHIBIT 10.1

                            SECOND AMENDMENT TO LEASE


         THIS SECOND AMENDMENT TO LEASE (the "SECOND AMENDMENT") is made as of April 28, 2000 between MANOR PARKWAY LLC, a Minnesota limited liability company ("LANDLORD"), and HADCO CORPORATION, a Massachusetts corporation ("TENANT").

                                    RECITALS:

         A. Tenant occupies certain premises in the building (the "BUILDING") located at 12B Manor Parkway, Salem, New Hampshire under that certain Lease dated November 1, 1995 (the "ORIGINAL LEASE") between Equity Property Associates I, a New Hampshire limited partnership ("PRIOR LANDLORD"), as landlord, and Tenant, as Tenant. The original Lease has been amended by that certain Amendment to Lease dated May 29, 1998 (the "FIRST AMENDMENT") between Prior Landlord and Tenant. The Original Lease, as amended by the First Amendment, is the "PRIOR LEASE". All capitalized terms not otherwise defined in this Second Amendment shall have the meanings specified in the Prior Lease. The Prior Lease, as amended by this Second Amendment, is the "LEASE".

         B. Landlord has purchased the Building and has succeeded to all right, title and interest of Prior Landlord, in, to and under the Prior Lease.

         C. The premises originally leased under the Original Lease consist of approximately 5,376 rentable square feet of space (the "ORIGINAL PREMISES") in the Building. The First Amendment added to the Original Premises an additional 1,081 square feet of space in the Building (the "FIRST EXPANSION PREMISES"). The Original Premises, together with the First Expansion Premises, are the "PRIOR PREMISES".

         D. Under the Original Lease, the initial Term (the "INITIAL TERM") was scheduled to expire on October 31, 2000. The First Amendment extended the expiration date of the Initial Term to May 31, 2003, and granted Tenant two options to renew the Term, (the "RENEWAL OPTIONS").

         E. Landlord and Tenant have agreed, according to the terms of this Second Amendment, to: (i) add to the Prior Premises that certain additional space in the Building (the "SECOND EXPANSION PREMISES") which contains approximately 4,947 rentable square feet, and which is depicted on the EXHIBIT A attached to this Second Amendment; and (ii) renew the Term for the ten-year "First Renewal Term", as that term is defined below in Section 3 of this Second Amendment.

         NOW THEREFORE, the parties agree as follows:

         1. INTERPRETATION. The Prior Lease, as amended by this Second Amendment, remains in full force and effect. In the event of a conflict between the terms of the Prior Lease and this Second Amendment, this Second Amendment shall control.

         2. EXPANSION OF PREMISES. Effective May 1, 2000, the Second Expansion Premises shall become part of the premises leased under the Lease for the remainder of the Term, and each reference in the Lease to the "Premises" shall be a collective reference to the Original Premises, the First Expansion Premises, and the Second Expansion Premises. Tenant agrees that on and after May 1, 2000 the Premises shall be conclusively deemed, for all purposes related to the Lease, to contain 11,404 rentable square feet. Tenant acknowledges that, prior to the date of this Second Amendment, it has inspected the Second Expansion Premises and has accepted possession of the Second Expansion Premises in their "As-Is" condition without any objection or claim whatsoever relating to the condition of the Second Expansion Premises. Tenant's occupancy of the Second Expansion Premises prior to the date of this Second Amendment and through April 30, 2000 have been and shall continue to be subject to the terms of the Lease, with the same effect as if the Second Expansion Premises were part of the "Premises" throughout such period, except that Tenant shall not be obligated to pay Annual Fixed Rent or Operating Costs or Tax Expenses with respect to the Second Expansion Premises for the period prior to May 1, 2000.

         3. RENEWAL OF TERM. The Prior Lease is hereby amended so that the Initial Term will expire on April 30, 2000, and the Term is hereby renewed for the period (the "FIRST RENEWAL TERM") from May 1, 2000 through April 30, 2010. The renewal of the Term for the First Renewal Term shall be deemed to be Tenant's exercise of both Renewal Options, and Tenant shall have no further right to renew or extend the Term beyond the First Renewal Term, whether under the Exhibit D to the First Amendment, or otherwise.

         4. RENT.

                  a. ANNUAL FIXED RENT. Each 12-month period during the Term commencing on May 1 shall be a "FIRST RENEWAL TERM LEASE YEAR". Effective on and after May 1, 2000, Tenant shall pay Annual Fixed Rent in accordance with the following schedule:

------------------------------------- ----------------------------------- -----------------------------------
         FIRST RENEWAL TERM                   ANNUAL FIXED RENT                MONTHLY INSTALLMENTS OF
             LEASE YEAR                                                           ANNUAL FIXED RENT
=============================================================================================================
                 1                               $ 92,372.40                          $7,697.70
------------------------------------- ----------------------------------- -----------------------------------
                 2                               $ 94,219.85                          $7,851.65
------------------------------------- ----------------------------------- -----------------------------------
                 3                               $ 96,104.25                          $8,008.69
------------------------------------- ----------------------------------- -----------------------------------
                 4                               $ 98,026.33                          $8,168.86
------------------------------------- ----------------------------------- -----------------------------------
                 5                               $ 99,986.86                          $8,332.24
------------------------------------- ----------------------------------- -----------------------------------
                 6                               $101,986.59                          $8,498.88
------------------------------------- ----------------------------------- -----------------------------------
                 7                               $104,026.33                          $8,668.86
------------------------------------- ----------------------------------- -----------------------------------
                 8                               $106,106.85                          $8,842.24
------------------------------------- ----------------------------------- -----------------------------------
                 9                               $108,228.99                          $9,019.08
------------------------------------- ----------------------------------- -----------------------------------
                 10                              $110,393.57                          $9,199.46
------------------------------------- ----------------------------------- -----------------------------------

                  b. OPERATING COSTS AND TAX EXPENSES. Notwithstanding that, under the Prior Lease, Annual Fixed Rent included a specified "Included Operating Expense Share" and an "Included Tax Expense Share", Annual Fixed Rent on and after May 1, 2000 shall be entirely net of all Operating Expenses and Tax Expenses. Effective on and after May 1, 2000, Tenant shall pay to Landlord, together with each monthly installment of Annual Fixed Rent, one-twelfth of the full amount of Tenant's Share of Landlord's estimate of Operating Costs and Landlord's Tax Expenses for the current calendar year. Effective on and after may 1, 2000, Tenant's Share of Operating Expenses and Landlord's Tax Expenses shall be 38.01%.

         5. ALLOWANCE FOR TENANT WORK. Prior to the date of this Second Amendment, Tenant has performed certain tenant improvement work (the "TENANT WORK") in the Second Expansion Premises. Landlord shall reimburse Tenant for all or some portion of the total cost to Tenant of all labor, materials, and services supplied in the construction or installment of the Tenant Work, together with all design costs and other fees and expenses properly allocable to the performance of the Tenant Work (Collectively, the "PROJECTS COSTS") through an allowance (the "ALLOWANCE") in an amount of up to $100,000.00. Provided that no default then exists with respect to Tenant's obligation to pay any rent and Tenant is then lawfully in occupancy of the Second Expansion Premises in the routine conduct of its business, Landlord shall pay to Tenant a sum in the amount of the lower of the $100,000.00 or the actual Project Costs within 10 business days after the last to occur of the following: (i) Landlord's building manager's receipt and approval of a statement from Tenant's architect or general contractor (the "SUBSTANTIAL COMPLETION CERTIFICATE") certifying that substantial completion of the Tenant Work has occurred; (ii) Tenant has delivered to Landlord a certificate of occupancy from TOWN OF SALEM for the Second Expansion Premises; (iii) Landlord has received full lien waivers for all of the Tenant Work; and (iv) Tenant has submitted to Landlord a written request for payment of the Allowance. Tenant shall be solely responsible for all Project Costs for the Second Expansion Premises in excess of the Allowance. Project Costs shall not include, and the Allowance shall not be payable with respect to, any overhead or other "internal" costs or expenses of Tenant, any costs or expenses which are not actually paid to third parties unaffiliated with Tenant, or any costs of purchasing, leasing, and/or installing any equipment or other personal property which will not become part of the Second Expansion Premises and the property of Landlord upon installation in the Second Expansion Premises.

                THIS Second Amendment is executed as of the date recited above.


                                MANOR PARKWAY LLC, a Minnesota limited
                                liability company

                                By: ERP Manor Parkway LLC, a Minnesota limited
                                    liability company, its Chief Manager

                                    By:  /s/ Authorized Signatory
                                        --------------------------------------
                                    Its:
                                        --------------------------------------



                                HADCO CORPORATION, a Massachusetts corporation

                                By: /s/ Patricia Randall
                                    ------------------------------------------
                                Its: Vice President and General Counsel
                                    ------------------------------------------